Exhibit 10.1

GLOBIS ACQUISITION CORP.

AMENDMENT NO. 2 PROMISSORY NOTE

THIS AMENDMENT NUMBER 2 OF NOTE (this “Amendment”) is entered into effective as of July 19, 2021, by Globis Acquisition Corp., a Delaware corporation (“Maker”), and Globis SPAC LLC, a Delaware limited liability company (“Globis SPAC”), or its designees.

RECITALS:

WHEREAS that certain Promissory Note, dated January 11, 2021, in the original principal amount of $1,000,000.00 (the “Note”) executed by Maker payable to Globis SPAC; and

WHEREAS the parties desire to amend the Note to increase the principal amount of the Note to $2,000,000, and each party acknowledges the mutual benefits of so amending the Note.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Principal Amount of the Note is hereby increased to $2,000,000.

All other terms of the Note, as amended, shall remain in full force and effect.

[Signature Page Follows]

EXECUTED as of the day and year first above written.

GLOBIS ACQUISITION CORP.
a Delaware corporation

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Chief Executive Officer and Chief Financial Officer

GLOBIS SPAC LLC
a Delaware limited liability company

By:	/s/ Paul Packer
Name:	Paul Packer
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 TO PROMISSORY NOTE